                                                Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


Each person whose signature appears below hereby constitutes and appoints Kirk
W. Walters, each person's true and lawful attorney, with full power to each such attorney to sign for such person in such person's name and capacity indicated below, the Annual Report for the year ended December 31, 1994, filed by Northeast Federal Corp. with the Securities and Exchange Commission on Form 10-K under the Securities Exchange Act of 1934, IRS Employer Identification No. 06-1288154, hereby ratifying and confirming such person's signature as it may be signed by said attorney to said documents.

Signature                                       Title         Date
- ---------                                       -----         ----


/s/ GERALD P. CARMEN                            Director      March 7, 1995
- -----------------------------------
Gerald P. Carmen


/s/ DAVID W. CLARK, JR.                         Director      March 7, 1995
- -----------------------------------
David W. Clark, Jr.


/s/ GEORGE J. FANTINI, JR.                      Director      March 7, 1995
- -----------------------------------
George J. Fantini, Jr.


/s/ RICHARD H. GORDON                           Director      March 7, 1995
- -----------------------------------
Richard H. Gordon


/s/ BEVERLY LANNQUIST HAMILTON                  Director      March 7, 1995
- -----------------------------------
Beverly Lannquist Hamilton


/s/ BARBARA C. LAWRENCE                         Director      March 7, 1995
- -----------------------------------
Barbara C. Lawrence


/s/ JOHN F. MCJENNETT, III                      Director      March 7, 1995
- ------------------------------------
John F. McJennett, III


/s/ THOMAS P. O'NEILL, III                      Director      March 7, 1995
- ------------------------------------
Thomas P. O'Neill, III


/s/ GEORGE W. SARNEY                            Director      March 7, 1995
- ------------------------------------
George W. Sarney


/s/ RAYMOND T. SCHULER                          Director      March 7, 1995
- ------------------------------------
Raymond T. Schuler

                               POWER OF ATTORNEY
                               -----------------


Each person whose signature appears below hereby constitutes and appoints Kirk
W. Walters, each person's true and lawful attorney, with full power to each such attorney to sign for such person in such person's name and capacity indicated below, the Annual Report for the year ended December 31, 1994, filed by Northeast Federal Corp. with the Securities and Exchange Commission on Form 10-K under the Securities Exchange Act of 1934, IRS Employer Identification No. 06-1288154, hereby ratifying and confirming such person's signature as it may be signed by said attorney to said documents.

Signature                                        Title           Date
- ---------                                        -----           ----


/s/ JOHN R. SILBER                               Director        March 7, 1995
- -----------------------------
John R. Silber


/s/ KIRK W. WALTERS                              Director        March 7, 1995
- -----------------------------
Kirk W. Walters


/s/ FREDERICK W. ZUCKERMAN                       Director        March 7, 1995
- -----------------------------
Frederick W. Zuckerman

                                      142